SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------



       Date of Report (Date of earliest event reported): December 31, 1998


                                  MASTEC, INC.
             (Exact name of registrant as specified in its charter)



           Florida                       0-3797                 65-0829355
           -------                       ------                 ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)




                3155 N.W. 77th Avenue
                      Miami, Florida                       33122-1205
                      --------------                       ----------
         (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (305) 599-1800


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)






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                                                                          Page 2


Item 2.  Disposition of Assets


Pursuant to a Stock Purchase and Sale Agreement dated as of December 30, 1998, among MasTec, Inc. (the "Company") and a group of investors (the "Buyer"), the Company sold 87% of its Spanish subsidiary, Sistemas e Instalaciones de Telecomunicacion, S.A. ("Sintel"), which includes operations in Spain, Argentina, Chile, Colombia, Peru, Puerto Rico and Venezuela, effective as of December 31, 1998. The investor group included the chief executive officer of Sintel and a member of its Board of Directors. In addition, the Company received the right to sell its remaining 13% interest to the investors under certain circumstances at fixed prices on December 31, 1999 and 2000. The Company also received tag along rights to include its 13% interest in any public or private sale of Sintel. Jorge Mas, the Company's Chairman and Chief Executive Officer, will remain the Chairman of the Board of Sintel until the earlier of the sale of the Company's remaining 13% interest or December 31, 2000. The terms of the transaction were established through arm's length negotiation.

The Company received $919,000 (130.5 million pesetas at an exchange rate of 142 pesetas to the dollar) on the date of closing and the balance of $26.3 million (3.7 billion pesetas ) is payable in four equal monthly installments with the last payment due on April 30, 1999. The Company expects to report a loss on this transaction in the fourth quarter of 1998 to the extent of Sintel's earnings recognized in the fourth quarter. Proceeds from the sale are expected to be used for general corporate purposes, including debt reduction and further development of the Company's business in its core North American operations. The sale also includes the remaining indebtedness to Telefonica, S.A. for the purchase of Sintel totalling $25.4 million (3.6 billion pesetas).

Item 7.  Financial Statements and Exhibits


(b) Unaudited Pro forma financial information:

The Company's unaudited pro forma financial statements give effect to the sale of Sintel as if such transaction had occurred for balance sheet purposes on September 30, 1998 and for income statement purposes as of January 1, 1997. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.


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                                                                          Page 4


                                  MASTEC, INC.
                  PRO FORMA BALANCE SHEET AT SEPTEMBER 30, 1998
                                 (In thousands)




                                                                    Historical
                                                            --------------------------                           Pro forma
                                                                                                               Consolidated
                                                                                            Pro forma             Without
                                                            Consolidated      Sintel        Adjustments           Sintel
                                                            ------------   -----------    -------------       ------------
ASSETS
Current assets:
   Cash and cash equivalents                                $     14,283   $     2,706      $                 $     11,577
   Accounts receivable-net and unbilled revenue                  426,257       119,600          26,848 (1)(3)      333,505
   Inventories                                                    16,104         2,774                              13,330
   Other current assets                                           37,355        19,087                              18,268
                                                                 -------       -------         -------             -------
              Total current assets                               493,999       144,167          26,848             376,680

Property and equipment-net                                       145,632         5,270                             140,362

Investments in unconsolidated companies                           69,316        28,807           3,103 (1)          43,612
Other assets                                                     185,417        10,517                             174,900
                                                                 -------       -------         -------             -------
TOTAL ASSETS                                                $    894,364   $   188,761      $   29,951        $    735,554
                                                                 =======       =======         =======             =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current maturities of debt                               $     77,924   $    67,604 (4)  $                 $     10,320
   Accounts payable                                              197,113        75,269                             121,844
   Other current liabilities                                      70,237         4,469 (4)       6,750 (2)          72,518
                                                                 -------       -------         -------             -------
              Total current liabilities                          345,274       147,342           6,750             204,682

Other liabilities                                                 42,069        16,968                              25,101

Long-term debt                                                   280,872           584                             280,288

Shareholders' equity                                             226,149        23,867          23,201 (3)         225,483
                                                                 -------       -------         -------             -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $    894,364   $   188,761      $   29,951        $    735,554
                                                                 =======       =======         =======             =======





                                  MASTEC, INC.
        PRO FORMA STATEMENT OF INCOME FOR PERIOD ENDED DECEMBER 31, 1997
                    (In thousands, except per share amounts)




                                                                        Historical
                                                              -------------------------------                          Pro forma
                                                                                                                     Consolidated
                                                                                                   Pro forma           Without
                                                               Consolidated        Sintel         Adjustments           Sintel
                                                              ---------------    ------------  ---------------     ---------------
Revenue                                                        $      659,439    $    207,209                       $      452,230
Costs of revenue                                                      496,230         152,892                              343,338
Depreciation and amortization                                          23,465           2,616                               20,849
General and administrative expenses                                    82,261          39,120                               43,141
                                                                      -------         -------                              -------
              Operating Income                                         57,483          12,581                               44,902

Interest expense                                                       11,541           4,946                                6,595
Interest and dividend income                                            1,783           1,016                                  767
Other income, net                                                       8,252             547                                7,705
                                                                      -------         -------                              -------

Income before equity in earnings of unconsolidated companies,
  provision for income taxes and minority interest                     55,977           9,198                               46,779

Provision for income taxes                                             20,864           3,268                               17,596
Equity in  earnings of unconsolidated companies                         2,897           2,280                                  617
Minority interest                                                      (3,346)           (161)                              (3,185)
                                                                      -------         -------                              -------
Net income                                                     $       34,664    $      8,049                       $       26,615
                                                                      =======         =======                              =======

Weighted average common shares outstanding                             26,460                                               26,460
Basic Earnings per share                                       $         1.31                                       $         1.01
                                                                      =======                                              =======

Weighted average common shares outstanding                             27,019                                               27,019
Diluted earnings per share                                     $         1.28                                       $         0.99
                                                                      =======                                              =======





                                  MASTEC, INC.
        PRO FORMA STATEMENT OF INCOME FOR PERIOD ENDED SEPTEMBER 30, 1998
                    (In thousands, except per share amounts)



                                                                          Historical
                                                               -------------------------------                         Pro forma
                                                                                                                     Consolidated
                                                                                                    Pro forma           Without
                                                                Consolidated        Sintel         Adjustments          Sintel
                                                               ---------------   -------------   --------------    ---------------
Revenue                                                         $      720,807    $    151,409                       $     569,398
Costs of revenue                                                       557,707         118,212                             439,495
Depreciation and amortization                                           30,994           1,770                              29,224
General and administrative expenses                                     99,406          37,585                              61,821
                                                                       -------         -------                             -------
              Operating Income                                          32,700          (6,158)                             38,858

Interest expense                                                        19,916           3,395                              16,521
Interest and dividend income                                             6,010             520                               5,490
Other income, net                                                        2,467           1,797                                 670
                                                                       -------         -------                             -------

Income (loss) before provision (benefit) for income taxes, equity
  in earnings of unconsolidated companies and minority interest         21,261          (7,236)                             28,497

Provision (benefit) for income taxes                                     9,769          (1,586)                             11,355
Equity in  earnings of unconsolidated companies                          1,558           1,149                                 409
Minority interest                                                       (2,344)           (323)                             (2,021)
                                                                       -------         -------                             -------

Net income (loss)                                               $       10,706    $     (4,824)                      $      15,530
                                                                       =======         =======                             =======


Weighted average common shares outstanding                              27,640                                              27,640
Basic Earnings per share                                        $         0.39                                       $        0.56
                                                                       =======                                             =======


Weighted average common shares outstanding                              28,010                                              28,010
Diluted earnings per share                                      $         0.38                                       $        0.55
                                                                       =======                                             =======


Notes to Unaudited Pro forma Balance Sheet and Income Statements


(1) Reflects the gross proceeds of $27.2 million (3.9 billion pesetas) from the sale of the Company's Spanish subsidiary. The sale represents an 87% interest in Sintel of which $919,000 (130.5 million pesetas) was received at closing and $26.3 million (3.7 billion pesetas) is to be paid in four equal installments of $6.6 million (934.8 million pesetas) through April 30, 1999. The remaining 13% is recorded at cost at $3.1 million.
(2) To adjust for income taxes payable related to the sale. Income taxes were computed using a basis of $10.3 million.
(3) To adjust shareholders' equity for the settlement of intercompany accounts and the effect of adjustment in notes 1 and 2 above.
(4) The balance represents working capital debt and original seller financing of $24.1 million provided by Telefonica, S.A. and accrued interest thereon of $4.5 million.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




         Date:  January 14, 1999                 MasTec, Inc.




                                                 By: /s/ Carmen M. Sabater
                                                 Carmen M. Sabater
                                                 Senior Vice President-
                                                 Director of Finance
                                                 (Principal Financial
                                                  and Accounting  Officer)